Exhibit 99.1

CONTACT:	MARK J. GRESCOVICH,
PRESIDENT & CEO
PETER J. CONNER, CFO
(509) 527-3636

NEWS RELEASE

Ellen Boyer and John Pedersen Join Banner Corporation Board of Directors

Walla Walla, WA – February 25, 2021 - Banner Corporation (NASDAQ GSM: BANR) (“Banner”), the parent company of Banner Bank, today announced that Ellen R.M. Boyer and John Pedersen have been appointed to the Board of Directors effective February 24, 2021.  Boyer and Pedersen were also appointed to the Board of Directors of Banner Bank.
Boyer serves as Chief Financial Officer of Logic20/20, a business and technology consulting firm headquartered in Seattle, Washington. Prior to joining Logic20/20 in 2014, Boyer held CFO and/or COO roles at several companies in the Seattle area. She has more than 25 years of finance and operational experience in a variety of industries, including technology, financial services and healthcare. Prior to assuming CFO/COO roles beginning in 1994, she was an Audit Senior Manager at PriceWaterhouseCoopers, where she worked for 12 years.  Boyer has extensive experience in strategic planning, mergers and acquisitions, governance matters, organizational effectiveness, and audit and financial matters.
Boyer earned bachelor’s degrees from Oregon State University.  She maintains an active Certified Professional Accountant license and will sit on the Audit and Compensation and Human Capital Committees.
Pedersen was Executive Vice President and Chief Risk Officer of City National Bank from 2006 until 2019, having been promoted from the Senior Vice President role he had held since 2004. Prior to his retirement from City National, Pedersen accrued over three decades of progressive commercial banking credit and risk management responsibilities and significant expertise in establishing and managing risk management functions within a regional bank setting.  Pedersen is skilled in strategic planning including turn-around and growth strategies.  He has a thorough understanding of many aspects of banking, including retail, small business, commercial real estate, dealer banking, consumer lending, mortgage banking and middle market lending.
Pedersen began his career in government and held staff and leadership positions with the Office of the Comptroller of the Currency and the Office of Thrift Supervision.  After government service, he managed a wide range of risk management activities for several financial institutions, including First Interstate Bancorp, KeyCorp, Wachovia and Bank of the West.  Active in the community, Pedersen is involved with various philanthropic organizations that facilitate the micro-financing of small business entrepreneurs domestically and abroad.  He earned a bachelor’s degree from the University of Oklahoma. Mr. Pedersen will sit on the Risk and Credit Risk Committees.
“We are very pleased that Ellen and John are joining our boards of directors.  They are both exceedingly well known and highly respected in our business communities,” stated Mark J. Grescovich, President and CEO.  “Ellen and John bring different strengths and valuable insights that will be of great value to our organization as we continue to position ourselves for future success.”
About the Company
Banner Corporation is a $15.03 billion bank holding company operating a commercial bank in four Western states through a network of branches offering a full range of deposit services and business, commercial real estate, construction, residential, agricultural and consumer loans.  Visit Banner Bank on the Web at www.bannerbank.com.

Forward-Looking Statements
When used in this press release and in other documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “may,” “believe,” “will,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” “potential,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made and based only on information then actually known to Banner.  Banner does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.  These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information.  By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements and could negatively affect Banner’s operating and stock price performance.
The COVID-19, pandemic is adversely affecting us, our customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions, including further increases in unemployment rates, or turbulence in domestic or global financial markets could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit, and further increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, could affect us in substantial and unpredictable ways. Other factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1)  the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for credit losses, which could necessitate additional provisions for credit losses, resulting both from loans originated and loans acquired from other financial institutions; (2) results of examinations by regulatory authorities, including the possibility that any such regulatory authority may, among other things, require increases in the allowance for credit losses or writing down of assets or impose restrictions or penalties with respect to Banner’s activities; (3) competitive pressures among depository institutions; (4) interest rate movements and their impact on customer behavior and net interest margin; (5) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (6) fluctuations in real estate values; (7) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (8) the ability to access cost-effective funding; (9) changes in financial markets; (10) changes in economic conditions in general and in Washington, Idaho, Oregon and California in particular; (11) the costs, effects and outcomes of litigation; (12) legislation or regulatory changes, including but not limited to the impact of the Dodd-Frank Act and regulations adopted thereunder, changes in regulatory capital requirements pursuant to the implementation of the Basel III capital standards, other governmental initiatives affecting the financial services industry and changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (13) changes in accounting principles, policies or guidelines; (14) future acquisitions by Banner of other depository institutions or lines of business; (15) future goodwill impairment due to changes in Banner’s business, changes in market conditions, including as a result of the COVID-19 pandemic or other factors; and (16) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services; and other risks detailed from time to time in our filings with the Securities and Exchange Commission including our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K.